SCHEDULE 14A INFORMATION
                               ------------------------

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934
                                 (Amendment No.    )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]
     Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                         IntelCom Group, Inc.
     ----------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(i)(2) or Item 22 (a)(2) of Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)  Title of each class of securities to which transaction applies:

             ---------------------------------------------------------------

          2)  Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             ---------------------------------------------------------------

          4)  Proposed maximum aggregate value of transaction:

             ---------------------------------------------------------------

          5)  Total fee paid:

             ---------------------------------------------------------------
     [X]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

              --------------------------------------------------------
          2)  Form, Schedule or Registration Statement No.:

              --------------------------------------------------------
          3)  Filing Party:

              --------------------------------------------------------
          4)  Date Filed:

              --------------------------------------------------------

      INTELCOM GROUP INC. - 1996 ANNUAL AND SPECIAL MEETING

                          JULY 30, 1996


         THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT


     The undersigned shareholder of INTELCOM GROUP INC., a Canadian federal corporation (the "Company"), acknowledges receipt of the Notice of Annual and Special Meeting of Shareholders and Management Proxy Statement - Prospectus, dated June 28, 1996, and hereby constitutes and appoints J. Shelby Bryan and John D. Field (both of whom are officers of the Company), or either of them acting singly in the absence of the other, or instead of any of the foregoing ________________, the proxies of the undersigned, with power of substitution, to vote with the same force and effect as the undersigned all Common Shares of the Company held by the undersigned AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE KING EDWARD HOTEL, BAVARIA ROOM, 37 KING STREET EAST, TORONTO, ONTARIO, ON JULY 30, 1996, AT 11:00 A.M., TORONTO TIME, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

1.   THE ELECTION OF ONE DIRECTOR TO SERVE FOR A TERM OF THREE
     YEARS AND UNTIL A SUCCESSOR SHALL HAVE BEEN DULY ELECTED AND
     QUALIFIED.

     [ ]  FOR the nominee          [ ]  WITHHOLD FROM VOTING
          listed below

     NOMINEE:    Jay E. Ricks


2. THE REAPPOINTMENT OF KPMG PEAT MARWICK THORNE, CHARTERED ACCOUNTANTS, EDMONTON, ALBERTA, AS THE COMPANY'S CANADIAN AUDITORS AND THE REAPPOINTMENT OF KPMG PEAT MARWICK LLP, DENVER, COLORADO, AS THE COMPANY'S UNITED STATES AUDITORS.

     [ ]  FOR            [ ]  WITHHOLD FROM VOTING


3. THE PASSAGE OF A SPECIAL RESOLUTION IN THE FORM SET FORTH IN APPENDIX "I" TO THE MANAGEMENT PROXY STATEMENT - PROSPECTUS TO APPROVE AN AMENDMENT TO THE ARTICLES OF CONTINUANCE OF THE COMPANY CHANGING ITS NAME TO "ICG COMMUNICATIONS, INC."

     [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN


4. THE PASSAGE OF A SPECIAL RESOLUTION IN THE FORM SET FORTH IN APPENDIX "D" TO THE MANAGEMENT PROXY STATEMENT - PROSPECTUS
     TO APPROVE AN ARRANGEMENT UNDER SECTION 192 OF THE CANADA BUSINESS CORPORATIONS ACT AND TO APPROVE AND ADOPT THE ARRANGEMENT AND SUPPORT AGREEMENT BETWEEN THE COMPANY AND
     ICG COMMUNICATIONS, INC. (DEFINED AS "PARENT" IN THE MANAGEMENT PROXY STATEMENT - PROSPECTUS) AND FURTHER, IN CONJUNCTION THEREWITH, TO CHANGE THE NAME OF THE COMPANY TO ICG HOLDINGS (CANADA), INC.

     [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN


5.   IN HIS/HER DISCRETION, WITH RESPECT TO ANY AMENDMENTS OR
     VARIATIONS TO THE MATTERS HEREINBEFORE SPECIFIED, OR ON SUCH
     FURTHER OR OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     ANNUAL AND SPECIAL MEETING OR ANY ADJOURNMENTS OR
     POSTPONEMENTS THEREOF.

     This proxy when properly executed will be voted as directed.
If Messrs. Bryan and Field are appointed proxies and if no direction is indicated, the proxy will be voted FOR the election of the named individual as a director, FOR the reappointment of KPMG Peat Marwick Thorne, Chartered Accountants, Edmonton,
Alberta, as the Company's Canadian auditors and the reappointment of KPMG Peat Marwick LLP, Denver, Colorado, as the Company's United States auditors, FOR the passage of a special resolution to approve an amendment to the Articles of Continuance of the Company changing its name to "ICG Communications, Inc.," and FOR the passage of a special resolution to approve an arrangement under Section 192 of the Canada Business Corporations Act and to approve and adopt the Arrangement and Support
Agreement between the Company and ICG Communications, Inc.
(defined as "Parent" in the Management Proxy Statement - Prospectus) and further, in conjunction therewith, to change the name of the Company to ICG Holdings (Canada), Inc.

                              PLEASE SIGN, DATE AND MAIL THIS
                              PROXY IMMEDIATELY IN THE ENCLOSED
                              ENVELOPE

                              Dated:                       , 1996
                                    --------------------------


                                                           (L.S.)
                                    ---------------------------


                                                           (L.S.)
                                    ---------------------------

                              Please sign exactly as your Common
                              Shares are registered.

                              If the shareholder is a
                              corporation, this proxy must be
                              executed by a duly authorized
                              officer or attorney of the
                              shareholder and, if the corporation
                              has a corporate seal, its corporate
                              seal should be affixed.

                              If Common Shares are registered in
                              the name of an executor,
                              administrator or trustee, please
                              sign exactly as the Common Shares
                              are registered.  If the Common
                              Shares are registered in the name
                              of a deceased or other shareholder
                              for whom a legal representative has
                              been appointed, the shareholder's
                              name must be printed in the space
                              provided, the proxy must be signed
                              by the legal representative with
                              his or her name printed below his
                              or her signature and evidence of
                              authority to sign on behalf of the
                              shareholder must be attached to
                              this proxy.

                              A SHAREHOLDER HAS THE RIGHT TO
                              APPOINT A PERSON TO REPRESENT HIM
                              OR HER AT THE ANNUAL AND SPECIAL
                              MEETING OTHER THAN THE PERSON NAMED
                              IN THIS PROXY.  SUCH RIGHT MAY BE
                              EXERCISED BY INSERTING IN THE SPACE
                              PROVIDED THE NAME OF THE PERSON THE
                              SHAREHOLDER WISHES TO APPOINT.
                              SUCH OTHER PERSON NEED NOT BE A
                              SHAREHOLDER.

                              Reference is made to the
                              accompanying Notice of Annual and
                              Special Meeting of Shareholders and
                              Management Proxy Statement -
                              Prospectus for further information
                              regarding completion and use of
                              this proxy and other information
                              pertaining to the Annual and
                              Special Meeting.

                              If a Common Share is held by two or
                              more persons, any one of them
                              present or represented by proxy at
                              the Annual and Special Meeting may,
                              in the absence of the other or
                              others, vote in respect thereof,
                              but if more than one of them is
                              present or represented by proxy
                              they shall vote together in respect
                              of the Common Shares so held.

                              If this proxy is not dated in the
                              space provided, it is deemed to
                              bear the date on which it is mailed
                              by the shareholder.

                  LETTER OF TRANSMITTAL AND ELECTION FORM

                                    FOR

                   COMMON SHARES OF INTELCOM GROUP INC.

     This Letter of Transmittal and Election Form ("Letter") must accompany certificates representing common shares of IntelCom Group Inc. ("IntelCom Common Shares") delivered pursuant to the Plan of Arrangement which is attached as Appendix E to the Management Proxy Statement -- Prospectus dated June 28, 1996 (the "Proxy Statement"). Capitalized terms used and not defined in this Letter have the respective meanings given in the Proxy Statement.

     BEFORE COMPLETING THIS LETTER, PLEASE READ CAREFULLY THE INSTRUCTIONS SET OUT BELOW. IN ORDER TO RECEIVE CERTIFICATES REPRESENTING CLASS A SHARES, SHAREHOLDERS MUST ELECT TO RECEIVE CLASS A SHARES IN PARAGRAPH 4 BELOW AND COMPLETE AND SIGN THIS LETTER AND RETURN IT TO THE DEPOSITARY TOGETHER WITH CERTIFICATE(S) REPRESENTING THE CORRESPONDING INTELCOM COMMON SHARES ON OR BEFORE 5:00 P.M. (VANCOUVER TIME) ON JULY 30, 1996 (THE "ELECTION DEADLINE").

     SHAREHOLDERS WHO DO NOT ELECT TO RECEIVE CLASS A SHARES OR WHO DO NOT RETURN THIS LETTER, COMPLETED AND SIGNED, TO THE DEPOSITARY TOGETHER WITH THE CERTIFICATE(S) REPRESENTING THE CORRESPONDING INTELCOM COMMON SHARES PRIOR TO THE ELECTION DEADLINE WILL BE DEEMED TO HOLD SHARES OF COMMON STOCK OF ICG COMMUNICATIONS, INC. ("PARENT COMMON STOCK") IN ACCORDANCE WITH THE TERMS OF THE ARRANGEMENT.

TO:  IntelCom Group Inc.
     c/o The Depositary
     at the office set out in the Instructions hereto.

1. The Undersigned transmits herewith, for exchange in accordance with the terms of the Arrangement, upon the Arrangement becoming effective, the following certificate(s) representing or comprising IntelCom Common
     Shares:

     ______________________________________________________________________

              CERTIFICATE NUMBER(S)      NUMBER OF COMMON SHARES
     ______________________________________________________________________

     ______________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________

                                   Total:
                                         _________________________________


    NOTE:  IF THE ABOVE SPACE IS INSUFFICIENT, DETAILS MAY BE
            LISTED ON A SEPARATE SCHEDULE WHICH SHOULD THEN
                      BE ATTACHED TO THIS LETTER.

2. The Undersigned hereby represents that the Undersigned is the owner of the IntelCom Common Shares represented by the certificate(s) described above and has good title to such shares free and clear of all liens, charges, security interests, encumbrances and adverse interests of every kind, and has all necessary right and authority to exchange the certificates representing the IntelCom Common Shares referred to above and to make any election and give all the directions herein contained.

3. The Undersigned acknowledges that, upon the Arrangement becoming effective, the IntelCom Common Shares described above will be dealt with in accordance with the provisions of the Arrangement. Accordingly (and subject to possible pro ration), certificates representing IntelCom Common Shares (referred to after the Arrangement as "Class A Shares") for which an election has been made in paragraph 4 below will be exchanged for certificates representing Class A Shares. Class A Shares for which an election has not been made in paragraph 4 below will be exchanged for shares of Parent Common Stock (see instruction 2 below).

ELECTION TO RECEIVE CLASS A SHARES

4.   The Undersigned hereby elects as follows:

     [   ]  *Upon the completion of the Arrangement, the
            Undersigned hereby elects to receive Class A Shares for ______________________________** Common Shares referred to in paragraph 1 above, and for the remainder, if any, of such IntelCom Common Shares to receive shares of Parent Common Stock.***

            *    See instruction 5 below.
            **   Elected number cannot exceed "Total" in paragraph
                 1 above.
            *** Management recommends that Shareholders who are United States residents elect to receive shares of Parent Common Stock and that Shareholders who are Canadian residents elect to receive Class A
                 Shares.

     The Undersigned acknowledges that the failure to complete this paragraph 4 will automatically result in the Undersigned receiving shares of Parent Common Stock if the Arrangement is completed.

5. Upon receipt by the Depositary of this Letter and of the certificate(s) identified above and as soon as practicable following the completion of the Arrangement, IntelCom Group Inc. or the Depositary will deliver (i) certificates representing whole Class A Shares to which the Undersigned is entitled, and (ii) certificates representing whole shares of Parent Common Stock to which the Undersigned is entitled (if he or she has not elected to receive Class A Shares in respect of all shares represented by all deposited certificates or if pro ration is applicable). Certificates representing either Class A Shares or shares of Parent Common Stock will be in the name of the Shareholder set forth below and will be mailed to the address of the Shareholder set forth below. If the Arrangement is not completed, the enclosed certificate(s) will be returned to the Undersigned at the address set out below.

     THE UNDERSIGNED ACKNOWLEDGES HAVING READ THE TERMS SET OUT
ABOVE AND THE INSTRUCTIONS BELOW.

     DATED the      day of        , 1996.

      Shareholder's Name:              Shareholder's Address:


______________________________     ______________________________
        (Please Print)


                                   ______________________________


Per:__________________________     ______________________________
       Authorized Signatory        (Area Code and Telephone Number)


Date:___________________, 1996     ______________________________

                                   (Canadian Social Insurance
                                    Number - for Canadian income
                                    tax purposes)

                          INSTRUCTIONS

1.   YOU ARE STRONGLY URGED, PRIOR TO COMPLETING THIS LETTER, TO
     READ THE MANAGEMENT PROXY STATEMENT - PROSPECTUS WHICH
     ACCOMPANIES THIS LETTER.

2. Under the Arrangement, IntelCom Common Shares will be exchanged as follows:

     (a) Shareholders who do not elect to receive Class A Shares will be deemed to have elected to receive shares of Parent Common Stock. Upon the Arrangement becoming effective, each such Shareholder will have his or her IntelCom Common Shares (referred to after the Arrangement as "Class A Shares") exchanged for shares of Parent Common Stock, WITHOUT ANY ACTION REQUIRED ON THE PART OF THE HOLDERS THEREOF; or

     (b) Shareholders who have elected to receive Class A Shares will receive one Class A Share for each IntelCom Common Share. HOWEVER, TO THE EXTENT THAT THE NUMBER OF SHARES OF PARENT COMMON STOCK ISSUABLE TO SHAREHOLDERS IS LESS THAN 85% OF THE INTELCOM COMMON SHARES OUTSTANDING IMMEDIATELY PRIOR TO THE ARRANGEMENT, HOLDERS OF INTELCOM COMMON SHARES WHO HAVE ELECTED TO RECEIVE CLASS A SHARES SHALL RECEIVE SHARES OF PARENT COMMON STOCK ON A PRO RATA BASIS.

     In any event, before Shareholders will receive new share certificates representing their shares of Parent Common Stock or Class A Shares, they will be required to surrender their old share certificates which formerly represented IntelCom Common Shares to the Depositary.

3. This Letter must be duly signed by the Shareholder or a duly authorized representative and completed and returned together with the appropriate certificate(s) representing the IntelCom Common Shares referred to in paragraph 1 of this Letter to PACIFIC CORPORATE TRUST COMPANY (the "Depositary") so that it is received on or before the Election Deadline at the following office:

               PACIFIC CORPORATE TRUST COMPANY
               830 - 625 Howe Street
               Vancouver, British Columbia
               Canada  V6C 3B8

4. Where this Letter is executed on behalf of a corporation, partnership or association or by an agent, executor, administrator, trustee, curator, guardian or any person acting in a representative capacity, this Letter must be accompanied by satisfactory evidence of authority to act.

5.   To complete this Letter, you must:

     (a) in paragraph 1 of this Letter, list the number(s) of the certificate(s) representing the IntelCom Common Shares owned by you and transmitted with this Letter and the number of shares represented by each certificate by completing the panel provided in paragraph 1 of this Letter;

     (b) in paragraph 4 of this Letter, elect whether you wish to receive Class A Shares, subject to pro ration as described in instruction 2(b), for all or any part of the IntelCom Common Shares represented by certificates transmitted by you by placing a check mark in the box and completing the paragraph. If you do not elect to receive Class A Shares in respect of the Arrangement, you will be deemed to have elected to receive shares of Parent Common Stock (all such elections being final and irrevocable); and

     (c) sign this Letter and print your name and address in the space provided.

6. Any defect or irregularity in any election made by you pursuant to this Letter will, subject to the next sentence of this instruction 6, invalidate such election and, as a result thereof, will mean that you will receive shares of Parent Common Stock if the Arrangement is completed. IntelCom Group Inc. reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter received.

7. Any share certificate(s) registered in the name of the person by whom or on whose behalf this Letter is signed need not be endorsed or accompanied by a share transfer power other than this Letter itself. ANY SHARE CERTIFICATE(S) NOT SO REGISTERED MUST BE ENDORSED BY THE REGISTERED HOLDER THEREOF OR BE ACCOMPANIED BY A SHARE TRANSFER POWER DULY AND PROPERLY COMPLETED BY ITS REGISTERED HOLDER, WITH SIGNATURE GUARANTEED, IN EITHER CASE BY AN ELIGIBLE INSTITUTION (AS DEFINED BELOW
     IN INSTRUCTION 12) OR A MEMBER OF THE TRANSFER ASSOCIATION MEDALLION (STAMP) PROGRAM. The signature of the registered holder must correspond in every respect with the name of the registered holder appearing on the face of the share certificate(s).

8. Shareholders who do not deliver a duly completed Letter indicating an election to receive Class A Shares, together with accompanying certificates representing such shares to the Depositary before the Election Deadline will be deemed to have elected to receive shares of Parent Common Stock, but will not receive share certificates representing the shares of Parent Common Stock until the Depositary either has received share certificates in accordance with instruction 7 above, or pursuant to instruction 12 below.

9. The method of delivery of this Letter and the appropriate certificate(s) to the Depositary is at the option and risk of the Shareholder but, if delivery by mail is used, registered mail with return receipt requested, properly insured, is recommended.

10. In the event that the Arrangement is not completed, for any reason, any certificate(s) received by the Depositary will be returned to Shareholders.

11. If additional copies of this Letter are desired, they may be obtained from the Depositary at the office specified in instruction 3 above.

12. Where certificates representing IntelCom Common Shares are lodged with a custodian (other than the Depositary) and the Shareholder wishes to make an election to receive Class A Shares, the Shareholder may nevertheless deposit with the Depositary prior to the Election Deadline a duly completed Letter without delivering the share certificates provided that the following conditions are met:

     (a)  the certificates representing or comprising IntelCom
          Common Shares are lodged with or held by an Eligible
          Institution;

     (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form accompanying this Letter is received by the Depositary before the Election
          Deadline together with a guarantee in the form set forth in such Notice of Guaranteed Delivery signed by an Eligible Institution; and

     (c)  the certificates representing or comprising IntelCom
          Common Shares must be received by the Depositary at the office specified in instruction 3 above ON OR
          BEFORE AUGUST 6, 1996, BEING THE 5TH BUSINESS DAY AFTER
          THE ELECTION DEADLINE, failing which this Letter and any election ostensibly made in it will be considered defective.

An "Eligible Institution" means a Canadian chartered bank, a trust company in Canada, a member of a recognized stock exchange in Canada, a commercial bank or trust company having an office, branch or agency in the United States of America, a member of the Investment Dealers Association of Canada, a member of a national securities exchange in the United States of America or a member of the National Association of Securities Dealers, Inc.

         THIS IS NOT A LETTER OF TRANSMITTAL AND ELECTION FORM


                     NOTICE OF GUARANTEED DELIVERY

                                  FOR

                 COMMON SHARES OF INTELCOM GROUP INC.



TO:    INTELCOM GROUP INC.
       c/o Pacific Corporate Trust Company (the "Depositary") at the office set out below:

       Pacific Corporate Trust Company
       830 - 625 Howe Street
       Vancouver, British Columbia
       Canada  V6C 3B8



       This Notice of Guaranteed Delivery may be used to deposit a completed and executed Letter of Transmittal and Election Form with the Depositary identified above, in order to make an election to receive (i) Class A Shares of IntelCom Group Inc. and/or (ii) Common Stock of ICG Communications, Inc. ("Parent Common Stock") in connection with the Arrangement, where certificates representing or comprising common shares of IntelCom Group Inc. ("IntelCom Common Shares") are lodged with or held by an Eligible Institution (as defined below). In such circumstances, this Notice of Guaranteed Delivery must accompany the completed Letter of Transmittal and Election Form deposited with the Depositary.

       Capitalized terms used and not defined in this Notice of Guaranteed Delivery which are defined in the Plan of Arrangement or the Letter of Transmittal and Election Form shall have the respective meanings set out therein.

       THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. If a signature on the Letter of Transmittal and Election Form is required to be guaranteed, such signature must appear in the applicable space in the Letter of Transmittal and Election Form.

       The Undersigned hereby confirms that the certificates listed below are held by an Eligible Institution (as defined below) and undertakes to deliver, or cause to be delivered, to the Depositary such certificates on or before August 6, 1996, being the fifth business day after the election deadline of 5:00 p.m. (Vancouver time) on July 30, 1996 (the "Election Deadline"):

__________________________________________________________________

      CERTIFICATE NUMBER(S)           NUMBER OF COMMON SHARES
__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

                               Total:
                                     _____________________________


    NOTE: IF THE ABOVE SPACE IS INSUFFICIENT, DETAILS MAY BE LISTED
             ON A SEPARATE SCHEDULE WHICH SHOULD THEN BE ATTACHED
                    TO THIS NOTICE OF GUARANTEED DELIVERY.

       For purposes of this Notice of Guaranteed Delivery, an Eligible Institution means a Canadian chartered bank, a trust company in Canada, a member of a recognized stock exchange in Canada, a commercial bank or trust company having an office, branch or agency in the United States of America, a member of the Investment Dealers Association of Canada, a member of a national securities exchange in the United States of America or a member of the National Association of Securities Dealers, Inc.

     Shareholder's Name:                   Shareholder's Address:


________________________________      ________________________________
          (Please Print)
                                      ________________________________

Per:_____________________________     ________________________________
        (Authorized Signatory)        (Area Code and Telephone Number)

Date:______________________, 1996.



                   GUARANTEE OF ELIGIBLE INSTITUTION

       The Undersigned, an Eligible Institution, confirms that the certificates listed above are held by it and guarantees delivery to the Depositary of such certificates in proper form for transfer on or before August 6, 1996 (the fifth business day after the Election Deadline).


  Eligible Institution's Name:        Eligible Institution's Address:


________________________________      ________________________________
          (Please Print)
                                      ________________________________

Per:_____________________________     ________________________________
        (Authorized Signatory)        (Area Code and Telephone Number)

Date:______________________, 1996.